UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

___________________

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (“Annual Meeting”) of Apollo Medical Holdings, Inc. (the “Company”) was held on September 30, 2014. The following nominees were elected as directors by the votes indicated:

			Broker
	For	Withheld	Non-Votes

Warren Hosseinion	27,677,667	0	0
Mark Meyers	27,677,667	0	0
Ted Schreck	27,677,667	0	0
Suresh Nihalani	18,554,280	9,123,387	0
Gary Augusta	27,677,667	0	0
Mitchell Creem	27,677,667	0	0
David Schmidt	27,677,667	0	0

The following proposal was also adopted at the Annual Meeting by the vote indicated:

				Broker
	For	Against	Abstain	Non-Votes

Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.	27,627,695	0	49,972	0

The following proposal was also adopted at the Annual Meeting by the vote indicated:

				Broker
	For	Against	Abstain	Non-Votes

Amendment of the Company’s Certificate of Incorporation (as amended, the “Certificate”), as disclosed in the Company’s Proxy Statement dated September 12, 2014, to provide for the indemnification of members of the Board of Directors, or any committee thereof, and officers to the maximum extent permitted under Delaware law.	27,618,495	9,200	49,972	0

The following proposal was also adopted at the Annual Meeting by the vote indicated:

				Broker
	For	Against	Abstain	Non-Votes

Amendment of the Certificate to delete any restriction or limitation regarding pre-emptive rights, as disclosed in the Company’s Proxy Statement dated September 12, 2014.	27,618,495	9,200	49,972	0

The following proposal was also adopted at the Annual Meeting by the vote indicated:

				Broker
	For	Against	Abstain	Non-Votes

Ratification of the grant to NNA of Nevada, Inc. of certain subscription and other rights related to future issuances of the Company’s equity securities, as disclosed in the Corporation’s Proxy Statement dated September 12, 2014.	27,668,322	9,200	145	0

The following proposal was also adopted at the Annual Meeting by the vote indicated:

				Broker
	For	Against	Abstain	Non-Votes

The amendment of the Certificate to approve a reverse stock split of the Company’s common stock by a ratio of not less than one-for-five (1:5) and not greater than one-for-thirty (1:30), with whether to implement the reverse stock split to be determined by the Board of Directors, and, if it so determines, with the exact reverse split ratio and effective date to be decided and publicly announced by the Board of Directors prior to the effective time of the reverse stock split amendment, as disclosed in the Company’s Proxy Statement dated September 12, 2014.	27,618,640	9,200	49,827	0

Our stockholders approved, in an advisory (non-binding) vote, the compensation of our Named Executive Officers. The result of the advisory (non-binding) vote on the compensation of our Named Executive Officers was as follows:

			Broker
For	Against	Abstain	Non-Votes
27,627,695	49,827	145	0

Our stockholders recommended, in an advisory (non-binding) vote, to hold future advisory votes on the compensation of our Named Executive Officers annually. We will hold such a vote every year until the next required vote on the frequency of stockholder votes on the compensation of our Named Executive Officers. The result of the advisory (non-binding) vote on the frequency of the future advisory votes on the compensation of our Named Executive Officers was as follows:

1 Year	2 Year	3 Year	Abstain
25,527,840	0	2,149,827	0

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: October 2, 2014	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer